EXHIBIT 10(ee)

                           WARRANT AMENDMENT AGREEMENT


      This Warrant Amendment Agreement (the "Agreement"), dated as of February 10, 2012, is by and among Cel-Sci Corporation, a Colorado corporation (the "Company") and Iroquois Master Fund, Ltd. (the "Purchaser").

       The Purchaser was issued warrants to purchase an aggregate of 7,500,000 shares of Common Stock (the "Common Stock"), of which warrants to purchase 5,900,000 shares of Common Stock remain outstanding (the "Existing Warrants");

      WHEREAS, the parties wish to amend certain terms of the Existing Warrants.


      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Purchasers and the Company agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      Section 1.1 Definitions. Capitalized terms not defined in this Agreement shall have the meanings ascribed to such terms in the Existing Warrants.

                                   ARTICLE II
                              EXERCISE OF WARRANTS,
                         AMENDMENTS AND OTHER AGREEMENTS

      Section 2.1 Exercise of Existing Warrants. Purchaser hereby agrees to exercise all of such Purchaser's Existing Warrants at an exercise price of $0.25 per share, for aggregate cash proceeds to the Company of $1,475,000, and otherwise pursuant to the terms of the Existing Warrants. Purchaser shall execute and deliver the aggregate cash exercise price for such Existing Warrants to the bank account designated in writing by the Company.

      Section 2.2 Issuance of New Warrants. Each Purchaser shall be issued new warrants (the "Warrants") in the form attached hereto as Exhibit A, to purchase up to 5,900,000 shares of Common Stock, with an exercise price equal to $0.45, subject to adjustment therein. The shares of Common Stock underlying such Warrants shall be referred to herein as the "Warrant Shares".
 The date of the closing of the exercise of the Existing Warrants and other transactions contemplated hereunder shall be referred to as the "Closing".

        Section 2.3 Filing of Form 8-K and Prospectus Supplement. Within 1 Trading Day of the date hereof, the Company shall issue a Current Report on Form 8-K, reasonably acceptable to each Purchaser disclosing the material terms of the transactions contemplated hereby, which shall include this Agreement as an attachment thereto. In addition, within 1 Trading Day of the date hereof, the Company shall file a prospectus supplement under Rule 424 under the Securities


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

Act to registration statement number 333-160794 (the "Registration Statement"), disclosing the terms of the transactions hereunder.

      Section 2.4 Conditions to Purchaser's Obligations. The obligations of the Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

     (a) the accuracy in all material respects on the date of the Closing of the representations and warranties of the Company contained herein;

     (b) the Registration Statement shall be effective as of the Closing Date for the issuance of the Warrant Shares and the new Warrants;

     (c) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing shall have been performed;

     (d) the delivery of a Secretary's Certificate, attaching the Board of Directors resolutions approving the transactions contemplated hereby;

     (e) there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

     (f) from the date hereof to the Closing, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to consummate the transactions hereunder.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

      Section 3.1 Representations and Warranties of the Company. The Company hereby make the representations and warranties set forth below to the Purchaser that as of the date of its execution of this Agreement:

     (a) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Company and no further action is required by such Company, its board of directors or its stockholders in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. The Warrant Shares and the New Warrants are registered for issuance on an effective registration statement on Form S-3, file no. 333-160794.

     (b) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

     (c) Organization; Capitalization. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Colorado. The Warrants and Warrant Shares, when issued in accordance with the terms of this Agreement and the Warrants, will be duly authorized, validly issued, fully paid and nonassessable.

      Section 3.2 Representations and Warranties of the Purchaser. The Purchaser hereby makes the representations and warranties set forth below to the Company that as of the date of its execution of this Agreement:

     (a) Due Authorization. The Purchaser represents and warrants that (i) the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on its behalf and (ii) this Agreement has been duly executed and delivered by the Purchaser and constitutes the valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms.

     (b) No Conflicts. The execution, delivery and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Purchaser's organizational or charter documents, or (ii) conflict with or result in a violation of any agreement, law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority which would interfere with the ability of the Purchaser to perform its obligations under this Agreement.

                                   ARTICLE IV
                                  MISCELLANEOUS

      Section 4.1 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be made in accordance with the provisions of the Purchase Agreement.

      Section 4.2 Survival. All warranties and representations (as of the date such warranties and representations were made) made herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the parties hereto and shall survive the issuance of the Existing Warrants. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties; provided however that no party may assign this Agreement or the obligations and rights of such party hereunder without the prior written consent of the other parties hereto.

      Section 4.3 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

      Section 4.4 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

      Section 4.5 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined pursuant to the Governing Law provision of the Warrant Agreement.

      Section 4.6 Entire Agreement. The Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

      Section 4.7 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

      Section 4.8 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser's obligations hereunder, by written notice to the other parties, if the Closing has not been consummated on or before February 16, 2012.

      Section 4.9 Fees and Expenses. Except as expressly set forth herein, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Warrants or Warrant Shares.




                           ***********************

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                                          CEL-SCI CORPORATION


                                          By:  /s/ Geert R. Kersten
                                               -------------------------------
                                                 Name:  Geert R. Kersten
                                                 Title:    CEO










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


                         [PURCHASER SIGNATURE PAGES TO CVM
                                AMENDMENT AGREEMENT]

      IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Purchaser:   Iroquois Master Fund, Ltd.
                   -------------------------------------------------------
Signature of Authorized Signatory of Purchaser: /s/ Joshua Silverman
                                                --------------------------
Name of Authorized Signatory:   Joshua Silverman
                              --------------------------------------------

Address for Notice of Purchaser:

      641 Lexington Ave., 26th Floor
      New York, NY  10022


Address for Delivery of New Warrants for Purchaser (if not same as above):


DWAC Instructions for Warrant Shares:


Number of Existing Warrants to be exercised: 5,900,000

New Warrants with an exercise price of $0.45: 5,900,000





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


EXHIBIT A

                          COMMON STOCK PURCHASE WARRANT

                               CEL-SCI CORPORATION

Warrant Shares: 5,900,000                        Issue Date: February 10, 2012



      THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, Iroquois Master Fund Ltd. or its assigns (the "Holder") is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after August 12, 2012 (the "Initial Exercise Date") and on or prior to the close of business on March 6, 2017 (the "Termination Date") but not thereafter, to subscribe for and purchase from CEL-SCI Corporation, a Colorado corporation (the "Company", or the "Issuer") up to 5,900,000 shares of Common Stock (as subject to adjustment hereunder, the "Warrant Shares" or "Warrant Stock"). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

      Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "Purchase Agreement"), dated January 25, 2012, among the Company and the purchasers signatory thereto (it being acknowledged that Iroquois was not a party to such Securities Purchase Agreement).

      Section 2.  Exercise.

     a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto; and, within three (3) Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank or, if available, pursuant to the cashless exercise procedure specified in Section 2(c) below. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within 1 Business Day of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

     b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $0.45, subject to adjustment hereunder (the "Exercise Price").

     c) Cashless Exercise. If at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for the issuance of the Warrant Shares to the Holder, then this Warrant may only be exercised, in whole or in part, at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

             (A) = the VWAP on the Trading Day immediately preceding the date on which Holder elects to exercise this Warrant by means of a "cashless exercise," as set forth in the applicable Notice of Exercise;

            (B)   = the Exercise Price of this Warrant, as adjusted hereunder;
                  and

            (X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

            "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time), (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or
      (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

      Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

     3. Method of Exercise, Payment; Issuance of New Warrant; Transfer and Exchange.

     (a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part at any time and from time to time on or after the Initial Exercise Date and on or prior to the Termination Date.

     (b) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder's election by certified or official bank check or by wire transfer to an account designated by the Issuer.

     (c) Issuance of Stock Certificates. In the event of any exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, (i) certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the Holder of the shares of Warrant Stock so purchased as of the date of such exercise, and
          (ii) unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant shall not then have been exercised (less any amount thereof which shall have been canceled in payment or partial payment of the Warrant Price as hereinabove provided) shall also be issued to the Holder hereof at the Issuer's expense within such time.

     (d) Transferability of Warrant. Subject to Section 3(e), this Warrant may be transferred by a Holder without the consent of the Issuer. If transferred pursuant to this paragraph and subject to the provisions of subsection (e) of this Section 3, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants for the purchase of the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant hereto.

     (e)  Compliance with Securities Laws.

          (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant or the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder's


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

               own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

          (ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

            THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR CEL-SCI CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

          (iii) The restrictions imposed by this subsection (e) upon the transfer of this Warrant or the shares of Warrant Stock to be purchased upon exercise hereof shall terminate (A) when such securities shall have been resold pursuant to an effective registration statement under the Securities Act, (B) upon the Issuer's receipt of an opinion of counsel, in form and substance reasonably satisfactory to the Issuer, addressed to the Issuer to the effect that such restrictions are no longer required to ensure compliance with the Securities Act and state securities laws or (C) upon the Issuer's receipt of other evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required. Whenever such restrictions shall cease and terminate as to any such securities, the Holder thereof shall be entitled to receive from the Issuer (or its transfer agent and registrar), without expense (other than applicable transfer taxes, if any), new Warrants (or, in the case of shares of Warrant Stock, new stock certificates) of like tenor not bearing the applicable legend required by paragraph (ii) above relating to the Securities Act and state securities laws. Notwithstanding the foregoing transfer restrictions, one or more transfers of this Warrant and shares of Warrant Stock may be made without restriction as follows: (i) in the case of a Holder who is a partnership or limited liability company, to a partner (including a limited partner) of such partnership or a member of such limited liability company; (ii) to any parent or majority-owned subsidiary of any Holder or parent of any Holder or any successor or permitted assignee of any Holder or any parent of any Holder;
               (iii) to any taxable REIT  subsidiary  of Holder;  or (iv) to any

               "affiliate" of a Holder (as defined in Rule 12b-2 of the Exchange
               Act). The Shares issuable upon exercise of this Warrant shall be freely transferable subject to compliance with applicable securities laws.

          (iv) It is the intent of this Section 3(e) that if the Warrant Shares are covered by an effective registration statement, or can be sold pursuant to Rule 144, the certificate representing the Warrant Shares will be issued without a restricted legend. If the Warrant Shares are not covered by an effective registration statement, or cannot be sold pursuant to Rule 144, the certificate representing the Warrant Shares will be issued with a standard restricted legend. In no circumstances will the Issuer pay cash in connection with the exercise of this Warrant.

     (f) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

      4. Stock Fully Paid; Reservation and Listing of Shares; Covenants.

     (a) Stock Fully Paid. The Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through Issuer. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

     (b) Listing. If the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder, and, to the extent permissible under the applicable securities exchange rules, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

     (c) Covenants. The Issuer shall not by any action including, without limitation, amending the Articles of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Articles of Incorporation or by-laws of the Issuer in any manner that would adversely affect in any way the powers, preferences or relative participating, optional or other special rights of the Common Stock or which would adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iv) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant. With a view to making available to the Holder the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit Holder to sell securities of the Issuer to the public without registration, the Issuer agrees to use commercially reasonable best efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the Issue Date,
          (ii) file with the SEC in a timely manner all reports and other documents required of the Issuer under the Securities Act and the Exchange Act, and (iii) furnish to Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (A) a written statement by the Issuer that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Issuer and such other reports and documents so filed by the Issuer, and (C) such other information as may be reasonably requested to avail Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

     (d) Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

      5. Adjustment of Warrant Price and Warrant Share Number. The number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 5. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 5 in accordance with Section 6.

     (a) In case the Issuer shall (i) subdivide its outstanding shares of Common Stock into a greater number of shares, or (ii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the Warrant Shares shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant

          Shares or other securities of the Issuer which it would have owned or have been entitled to receive had this Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Issuer which are purchasable hereunder, the Holder shall thereafter be entitled to purchase Warrant Shares or other securities resulting from such adjustment at a price obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Issuer resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

     (b) In case the Issuer shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Issuer is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Issuer), or sell, transfer or otherwise dispose of all or
          substantially  all  its  property,   assets  or  business  to  another
          corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Issuer, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Issuer, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Issuer) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Issuer and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Issuer) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 5(b).

      6. Notice of Adjustments. Whenever the Warrant Price or Warrant Share Number shall be adjusted pursuant to Section 5 hereof (for purposes of this Section 6, each an "adjustment"), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to one of the national accounting firms selected by the Holder, provided that the Issuer shall have ten
(10) days after receipt of notice from such Holder of its selection of such firm to object thereto, in which case such Holder shall select another such firm and the Issuer shall have no such right of objection. The firm selected by the Holder of this Warrant as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto. The fees and expenses of such accounting firm shall be paid by the Holder.

7. Fractional Shares. One whole share will be issued in lieu of any fractional share otherwise issuable upon the exercise of this Warrant Stock.

      8. Representations, Warranties and Covenants of the Issuer.

     (a) The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado; has all requisite power and authority to own or lease its properties and to carry on its business as now conducted and proposed to be conducted; and is duly qualified or licensed to do business as a foreign corporation in good standing in all jurisdictions in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed.

     (b) The Common Stock issuable upon exercise of the Holder's rights has been duly and validly reserved and, when issued in accordance with the provisions of this Warrant, will be validly issued, fully paid and non-assessable, and will be free of any taxes, liens, charges or encumbrances of any nature whatsoever; provided, however, that the Common Stock issuable pursuant to this Warrant may be subject to restrictions on transfer under applicable state and/or federal securities laws.

     (c) The Issuer has all requisite power and authority to enter into and perform all of its obligations under this Warrant, to issue the Warrants and to carry out the transactions contemplated hereby. The execution and delivery by the Issuer of this Warrant and the performance of all obligations of the Issuer hereunder, have been duly authorized by all necessary corporate or stockholder action on the part of the Issuer and this Warrant is not inconsistent with the Issuer's articles of incorporation or bylaws, does not contravene any law or governmental rule, regulation or order applicable to it, does not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other agreement or instrument to which it is a party or by which it or its assets are bound, and the Warrant constitutes the legal, valid and binding obligation of the Issuer, and is enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application affecting enforcement of creditors' rights generally and as may be limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

     (d) No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Issuer of its obligations under this Warrant, except for the filing of notices pursuant to Regulation D under the 1933 Act and any filing required by applicable state securities laws, which filings will be effective by the time required thereby.

     (e) All shares of Warrant Stock of the Issuer issuable upon the exercise of any Warrants issued hereunder (i) are duly authorized by the Issuer's articles of incorporation, (ii) have been duly authorized by the Issuer's board of directors and, if necessary, the Issuer's stockholders, (iii) will, upon payment therefor in accordance with the terms hereof, be duly and validly issued, fully paid and nonassessable, free of preemptive rights, taxes, security interests or adverse claims, and (iv) have been duly reserved for issuance pursuant to the terms hereof. The capitalization of the Issuer is shown on Exhibit B to this Warrant.

     (f) In the event of (a) any taking by the Issuer of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution (the "Distribution"), (b) any capital reorganization or reclassification of the stated capital of the Issuer or any consolidation or merger of the Issuer with or into any other corporation or corporations (other than a wholly-owned subsidiary), or the sale or distribution of all or substantially all of the Issuer's property and assets (the "Reorganization Event"), or (c) any proposed filing of a registration statement under the Securities Act in connection with a primary public offering of the Issuer's Common Stock (the "Registration Event"), the Issuer will mail or cause to be mailed to the Holder a notice specifying (i) the date of any such
          Distribution and the amount and character of such Distribution, (ii) the date on which any such Reorganization Event or Registration Event is expected to become effective, and (iii) the time, if any, that is to be fixed as to when the holders of record of the Issuer's securities shall be entitled to exchange their shares of the Issuer's securities for securities or other property deliverable upon such Reorganization Event. Such notice shall be mailed at least thirty (30) days prior to the date therein specified.

     (g) The Issuer covenants and agrees that at all times it shall reserve and keep available for the exercise of this Warrant such number of authorized shares of Common Stock as are sufficient to permit the exercise in full of this Warrant.

      9. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

            "Person" means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

            "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

            "Warrant Share Number" means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

            "Warrant Shares" or "Warrant Stock" means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

      10. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Holder; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this
Section 10 without the consent of the Holder of this Warrant.

      11. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

      12. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern time, on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., eastern time, on any date and earlier than 11:59 p.m., eastern time, on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service or
(iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to the Holder of this Warrant or of Warrant Stock issued pursuant hereto, addressed to such Holder at its last known address or facsimile number appearing on the books of the Issuer maintained for such purposes, or with respect to the Issuer, addressed to:

                        CEL-SCI Corporation
                        8229 Boone Blvd. #802
                        Vienna, VA 22182
                        Telephone: (703) 506-9460
                        Facsimile: (703) 506-9471

      13. Warrant Agent. The Issuer may, by written notice to each Holder of this Warrant, instruct its transfer agent to issue shares of Warrant Stock on the exercise of this Warrant pursuant to Section 2 hereof, exchange this Warrant pursuant to subsection (d) of Section 3 hereof or replace this Warrant pursuant to subsection (d) of Section 4 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

      14. Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise. Notwithstanding the above, the Holder of this Warrant will not be entitled to any specific liquidated damages, payable in cash, in the event the Issuer breaches any of its obligations as provided in this Warrant.

      15. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

      16. Attorneys' Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

      17. Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Warrant.

      18. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

      19. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

      IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.

                                 CEL-SCI CORPORATION


                                 By:  /s/ Geert Kersten
                                      ----------------------------------------
                                     Geert Kersten, Chief Executive Officer



                                 HOLDER:


                                 __________________________________
                                 [Print Full Name of Entity or Individual]


                                 By:
                                    -----------------------------------------
                                               [Signature]


                                 Name:
                                        -------------------------------------
                                        [If signing on behalf of entity]

                                 Title:
                                        -------------------------------------
                                        [If signing on behalf of entity]

                                 Address:
                                          --------------------------------
                                          --------------------------------
                                          --------------------------------

                               NOTICE OF EXERCISE

TO:   CEL-SCI CORPORATION

(1)___The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)___Payment shall take the form of (check applicable box):

                  [  ] in lawful money of the United States; or

                  [ ] [if permitted] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3)___Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

            -------------------------------


The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

            -------------------------------

            -------------------------------

            -------------------------------

[SIGNATURE OF HOLDER]

Name of Investing Entity:

----------------------------------------------------
Signature of Authorized Signatory of Investing Entity:


----------------------------------------------------
Name of Authorized Signatory:

----------------------------------------------------
Title of Authorized Signatory:

Date: ____________________

                                   ASSIGNMENT
                       (To Be Signed Only Upon Assignment)

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________ the right to purchase ____________ shares of
Common Stock evidenced by the within Warrant, and appoints ________________________ to transfer the same on the books of
_________________ with the full power of substitution in the premises.


Date:  ___________________
                                    -----------------------------------------
                                    Note:  The  signature  of the Holder  must
                                    conform  in all  respects  to the  name of
                                    the  Holder  as  specified  on the face of
                                    the    Warrant     without     alteration,
                                    enlargement or any change whatsoever.










                           FOR USE BY THE ISSUER ONLY:


This Warrant No. W-_____ canceled (or transferred or exchanged) this _____ day of ___________, _____, shares of Common Stock issued therefor in the name of _______________, Warrant No. W-_____ issued for ____ shares of Common Stock in the name of _______________.